SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 19, 2004



                                TOM'S FOODS INC.
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             (Exact name of registrant as specified in its charter)




                                    DELAWARE
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                 (State or other jurisdiction of incorporation)



                                                        58-1516963
-------------------------------------    ---------------------------------------
   (Commission File Number)              (I.R.S. Employer Identification Number)

900 8TH STREET, COLUMBUS, GEORGIA                              31902
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(Address of principal executive offices)                    (Zip Code)




                                 (706) 323-2721
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.



3RD QUARTER RESULTS
                  Tom's Foods Inc.'s net sales for the quarter ended September 11, 2004 were $44.4 million vs. $44.3 million in the same quarter in 2003 and a net loss of $633,000 compared to a net loss of $391,000 for the same period in 2003. Net sales for the 36 weeks ended September 11, 2004 were $130.3 million compared to $137.6 million for the same period in 2003 and a net loss of $2.6 million compared to a net loss of $2.5 million for the same period in 2003. Shown below are condensed balance sheets as of September 11, 2004 and January 3, 2004; condensed statements of operations for the 12 and 36 weeks ended September 11, 2004 and September 6, 2003; and condensed statements of cash flows for the 36 weeks ended September 11, 2004 and September 6, 2003.


REVISED FISCAL 2004 FORECAST
                  The Company is revising its previously reported estimates for fiscal 2004 EBITDA. Fiscal 2004 EBITDA is expected to be in a range of approximately $10 million to $10.5 million. In addition, fiscal 2004 operating cash flow after interest expense is estimated to be approximately $500,000. The Company had previously predicted that fiscal 2004 EBITDA would be in a range of approximately $14 million and $15 million and that operating cash flow after interest expense would be approximately $4 million. The Company's operations for the full 2004 fiscal year will be adversely affected by a number of factors, including: (i) lower than expected sales volume resulting from the initiation of bankruptcy proceedings by certain convenience store chains and reduced convenience store sales due to higher gas prices and reduced travel, (ii) unexpected reduced volume under a co-packing agreement and (iii) the impact of hurricane forced store temporary closings and distributor and company-owned distribution route temporary closings. The Company is examining whether any of the losses resulting from the hurricanes are recoverable under insurance policies.


CONTINUATION OF EFFORTS TO REFINANCE INDEBTEDNESS
                  The Company's credit facility ("Credit Facility") becomes due on October 22, 2004. The Credit Facility is secured by all of the receivables and inventory of the Company. At October 19, 2004 borrowings under the Credit Facility totaled $9.2 million (including $2.9 million in outstanding letters of credit) and an additional approximately $2.7 million was available for borrowing under the Company's borrowing base. Outstanding principal of $60 million and accrued interest of $3.15 million under the Company's 10.5% senior secured notes (the "Notes") mature on November 1, 2004. The Notes are secured by the Company's principal manufacturing facilities (including real property and equipment) and its intellectual property. The Company is currently in discussions with its Credit Facility lender for an extension of the term of the Credit Facility and with prospective lenders to refinance the Notes. There can be no assurance that the Company will be able to obtain an extension of the Credit Facility or refinance the Notes prior to their maturity.

                  In the event the Company fails to extend the maturity of the Credit Facility, (i) the Company will be in default under the Credit Facility and the Notes (pursuant to cross default provisions) and the Credit Facility lender and the holders of the Notes will be entitled to exercise their remedies under the terms of the Credit Facility and the Notes and such lenders could attempt to foreclose on their respective collateral securing such indebtedness and (ii) even if such foreclosure does not occur, the Company's ability to operate and obtain working capital necessary to operation its business would be materially adversely impacted. Under these circumstances, the Company would have difficulty maintaining existing relationships with its suppliers, who might stop providing supplies or services to the Company or provide or supply such services only on "cash on deliver" or other terms that would have an adverse impact on the Company's cash flow and the Company may have to consider pursuing appropriate restructuring options.






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


                                                     TOM'S FOODS INC.
                                                 CONDENSED BALANCE SHEETS
                                          SEPTEMBER 11, 2004 AND JANUARY 3, 2004
                                             (in thousands except share data)


                                                                          September 11, 2004             January 3, 2004
                                                                         ----------------------       ----------------------
ASSETS                                                                        (unaudited)

Current Assets:
     Cash and cash equivalents                                                         $ 1,837                      $ 1,444
     Accounts and notes receivable, net of allowance for uncollectible of               13,655                       10,120
         $935 and $906 at Sept. 11, 2004 and January 3, 2004, respectively
     Inventories:
         Raw materials                                                                   2,533                        2,484
         Packaging materials                                                             2,379                        1,518
         Finished goods and work in progress                                             5,239                        4,133
     Litigation escrow deposit                                                           1,563                            0
     Other current assets                                                                3,802                        3,504
                                                                         ----------------------       ----------------------
             Total current assets                                                       31,008                       23,203
                                                                         ----------------------       ----------------------
Property,  plant, and equipment:
     Land and land improvements                                                          5,705                        5,702
     Buildings                                                                          18,536                       18,515
     Machinery, equipment and vehicles                                                  62,097                       61,670
     Vending and other distribution equipment                                           12,667                       12,888
     Furniture and fixtures                                                             22,031                       17,399
     Construction in progress                                                            2,972                        8,075
                                                                         ----------------------       ----------------------
             Total property, plant, and equipment                                      124,008                      124,249
     Accumulated depreciation                                                          (78,499)                     (76,386)
                                                                         ----------------------       ----------------------
             Net property, plant, and equipment                                         45,509                       47,863
                                                                         ----------------------       ----------------------

Noncurrent accounts and notes receivable, net of allowance for uncollectible               196                          312
     of $195 and $213 at Sept. 11, 2004 and January 3, 2004, respectively
Litigation escrow deposit                                                                    0                        1,563
Deferred financing costs, net                                                              118                          477
Intangible assets, net                                                                  18,827                       19,312
Goodwill                                                                                   801                          790
                                                                         ----------------------       ----------------------
             Total assets                                                             $ 96,459                     $ 93,520
                                                                         ======================       ======================

LIABILITIES AND SHAREHOLDERS' DEFICIT
Current liabilities:
     Revolving debt                                                                    $ 6,093                         $ 96
     Accounts payable                                                                   10,857                        9,700
     Accrued liabilities                                                                 6,871                        8,131
     Current portion of other debt obligations                                          60,217                       60,268
                                                                         ----------------------       ----------------------
             Total current liabilities                                                  84,038                       78,195
                                                                         ----------------------       ----------------------
Long term debt obligations                                                                 120                          271
Other long term obligations                                                                 37                           37
Accrued pension cost                                                                    15,118                       15,242
                                                                         ----------------------       ----------------------
             Total  liabilities                                                         99,313                       93,745
                                                                         ----------------------       ----------------------
Exchangeable portion of Preferred Stock, $.01 par value, Class A,
     7,000 shares authorized, 7,000 shares issued and outstanding at
     Sept. 11, 2004 and January 3, 2004                                                 10,000                       10,000
Shareholders' Deficit:
     Common stock, $0.01 par value; 10,000 shares authorized,
         5,000 shares issued and outstanding at Sept. 11, 2004
         and January 3, 2004                                                                 0                            0
     Nonexchangeable portion of Preferred Stock, $.01 par value, Class A,
         7,000 shares authorized, 7,000 shares issued and outstanding at
         Sept. 11, 2004 and January 3, 2004                                              4,193                        3,158
     Preferred Stock, $.01 par value, Class B, 21,737 shares authorized,
         21,737 shares issued and outstanding at Sept.  11, 2004
         and January 3, 2004                                                            41,289                       38,545
     Additional paid-in capital                                                         43,725                       43,725
     Accumulated other comprehensive loss                                               (7,542)                      (7,542)
     Accumulated deficit                                                               (94,519)                     (88,111)
                                                                         ----------------------       ----------------------
             Total shareholders' deficit                                               (12,854)                     (10,225)
                                                                         ----------------------       ----------------------

             Total liabilities and shareholders' deficit                              $ 96,459                     $ 93,520
                                                                         ======================       ======================



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


                                TOM'S FOODS INC.
                       CONDENSED STATEMENTS OF OPERATIONS
                    FOR THE TWELVE AND THIRTY-SIX WEEKS ENDED
                    SEPTEMBER 11, 2004 AND SEPTEMBER 6, 2003
                                 (in thousands)


                                                   Twelve Weeks Ended                     Thirty-Six Weeks Ended
                                          ----------------------------------        --------------------------------
                                          Sept. 11, 2004       Sept. 6, 2003        Sept. 11, 2004     Sept. 6, 2003
                                          --------------       -------------        --------------     -------------
                                             (unaudited)         (unaudited)          (unaudited)        (unaudited)

Net sales                                    $ 44,465            $ 44,330             $ 130,301          $ 137,648
Cost of goods sold                            (28,077)            (27,131)              (81,301)           (85,619)
                                             --------            --------             ---------          ---------

      Gross profit                             16,388              17,199                49,000             52,029
Expenses and other income:
Selling and administrative expenses           (15,259)            (16,024)              (46,553)           (49,650)
Amortization of  intangible assets               (164)               (164)                 (491)              (489)
Other operating income, net                       114                 278                   414                623
                                             --------            --------             ---------          ---------

      Income from operations                    1,079               1,289                 2,370              2,513
Interest expense, net                          (1,687)             (1,649)               (4,922)            (4,897)
                                             --------            --------             ---------          ---------
      Income (loss) before income taxes          (608)               (360)               (2,552)            (2,384)
Provision for income taxes                        (25)                (31)                  (77)               (93)

      Net Income (loss)                        $ (633)             $ (391)             $ (2,629)          $ (2,477)
                                               ======              ======              ========           ========



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


                                                         TOM'S FOODS INC.
                                                CONDENSED STATEMENTS OF CASH FLOWS
                                                  FOR THE THIRTY-SIX WEEKS ENDED
                                             SEPTEMBER 11, 2004 AND SEPTEMBER 6, 2003
                                                         ( in thousands )

                                                                                             Thirty-Six Weeks Ended
                                                                             -------------------------------------------------------
                                                                                 Sept. 11, 2004                  Sept. 6, 2003
                                                                             ------------------------       ------------------------
                                                                                   (unaudited)                    (unaudited)

Cash flows from operating activities:
       Net loss                                                                             $ (2,629)                      $ (2,477)
                                                                             ------------------------       ------------------------
       Adjustments to reconcile net loss to net cash
             used in operating activities:
       Depreciation                                                                            5,102                          5,620
       Amortization of intangible assets                                                         491                            489
       Amortization of deferred debt issuance cost                                               359                            364
       Provision for income taxes                                                                 78                             93
       (Gain) loss on disposal of property, plant, and equipment                                 (15)                            (3)
       Changes in operating assets and liabilities:
             Accounts and notes receivable, net                                               (3,431)                        (1,917)
             Inventories                                                                      (2,016)                           771
             Other assets                                                                       (298)                          (111)
             Accounts payable                                                                  1,157                         (2,955)
             Other liabilities                                                                (1,339)                        (1,623)
             Accrued pension cost                                                               (124)                           482
                                                                             ------------------------       ------------------------
                   Total adjustments                                                             (36)                         1,210
                                                                             ------------------------       ------------------------
                   Net cash used in operating activities                                      (2,665)                        (1,267)
                                                                             ------------------------       ------------------------
Cash flows from investing activities:
       Additions to property, plant, and equipment                                            (2,921)                        (2,915)
       Proceeds from disposal of property, plant, and equipment                                  182                             30
                                                                             ------------------------       ------------------------
                   Net cash used in investing activities                                      (2,739)                        (2,885)
                                                                             ------------------------       ------------------------
Cash flows from financing activities:
       Net borrowing from working capital revolving facility                                   5,998                          5,689
       Litigation escrow deposit                                                                   0                         (1,563)
       Payments of other long-term debt                                                         (201)                           (40)
                                                                             ------------------------       ------------------------
                   Net cash provided by financing activities                                   5,797                          4,086
                                                                             ------------------------       ------------------------

Increase (decrease) in cash and cash equivalents                                                 393                            (66)

Cash and cash equivalents, beginning of period                                                 1,444                          1,856
                                                                             ------------------------       ------------------------

Cash and cash equivalents, end of period                                                     $ 1,837                        $ 1,790
                                                                             ========================       ========================

Interest paid during the period                                                              $ 3,813                        $ 3,829

Income taxes paid during the period                                                             $ 63                           $ 88



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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 TOM'S FOODS INC.


                                                 By: /s/ Rolland G. Divin
                                                    ----------------------------
                                                     Rolland G. Divin
                                                     President and Chief
                                                     Executive Officer

Dated:  October 19, 2004


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